Amplify Digital Payments ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Communication Services - 0.3%
Ibotta, Inc. - Class A (a)(b)	14,329	$ 489,479

Financials - 94.9% (c)
Adyen NV (a)(d)(e)	6,394	5,997,345
Affirm Holdings, Inc. (a)	100,617	8,205,316
American Express Co.	28,170	9,528,503
Block, Inc. (a)	94,125	7,153,500
Boku, Inc. (a)(d)(e)	184,820	364,273
Capital One Financial Corp.	47,178	9,464,850
Coinbase Global, Inc. - Class A (a)	33,888	4,954,087
Corpay, Inc. (a)	20,178	6,724,722
Dlocal Ltd.	85,312	1,108,630
Etoro Group Ltd. - Class A (a)	50,300	1,985,341
Euronet Worldwide, Inc. (a)	26,620	1,948,318
EVERTEC, Inc.	34,246	951,354
Fidelity National Information Services, Inc.	158,436	6,159,992
Fiserv, Inc. (a)	119,694	5,870,991
Flywire Corp. (a)	96,962	1,703,622
Global Payments, Inc.	97,998	7,110,735
GMO Payment Gateway, Inc.	40,546	2,315,132
Kakaopay Corp. (a)	25,460	674,584
Marqeta, Inc. - Class A (a)	246,521	1,000,875
Mastercard, Inc. - Class A	17,869	9,177,518
Nanduq PLC - ADR (a)(b)(f)	235,051	0
Nexi SpA (b)(d)(e)	620,014	2,510,792
Pagseguro Digital Ltd. - Class A	129,742	1,174,165
PayPal Holdings, Inc.	198,833	8,585,609
PayPoint PLC	56,552	430,460
Remitly Global, Inc. (a)	154,766	3,468,306
Shift4 Payments, Inc. - Class A (a)(b)	45,508	2,213,509
StoneCo Ltd. - Class A	164,339	1,781,435
Toast, Inc. - Class A (a)	287,316	7,993,131
Visa, Inc. - Class A	27,109	9,300,827
Western Union Co. (b)	243,645	1,876,067
WEX, Inc. (a)	27,036	3,814,509
Wise Group PLC - Class A (a)	528,594	6,343,633
Worldline SA (a)(d)(e)	33,872	398,098
Zip Co. Ltd. (a)	1,002,695	2,250,718
		144,540,947

Information Technology - 4.4%
ACI Worldwide, Inc. (a)	70,165	3,528,598
NCR Voyix Corp. (a)	84,737	692,301
PAX Global Technology Ltd.	887,000	380,043
Q2 Holdings, Inc. (a)	43,766	2,105,145
		6,706,087
TOTAL COMMON STOCKS (Cost $202,147,094)		151,736,513

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.5%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (g)	6,936,463	6,936,463
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,936,463)		6,936,463

MONEY MARKET FUNDS - 0.4%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (g)	544,191		544,191
TOTAL MONEY MARKET FUNDS (Cost $544,191)			544,191

TOTAL INVESTMENTS - 104.5% (Cost $209,627,748)			159,217,167
Liabilities in Excess of Other Assets - (4.5)%		(0.04483)	(6,832,037)
TOTAL NET ASSETS - 100.0%			$ 152,385,130

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $5,768,053.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2026, the value of these securities total $9,270,508 or 6.1% of the Fund’s net assets.

(e)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2026, the value of these securities total $9,270,508 or 6.1% of the Fund’s net assets.

(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2026.

(g)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify Digital Payments ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 151,736,513	$ –	$ 0	$ 151,736,513
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	6,936,463
Money Market Funds	544,191	–	–	544,191
Total Investments	$ 152,280,704	$ –	$ 0	$ 159,217,167

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.